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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement (No. 333-192912) on Form S-8 of AMC Entertainment Holdings, Inc. of our report dated March 3, 2014, relating to the financial statements of National CineMedia, LLC, appearing in the Annual Report on Form 10-K of AMC Entertainment Holdings, Inc. for the year ended December 26, 2013.

/s/ Deloitte & Touche LLP

Denver, Colorado
March 3, 2014

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM